UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1 –  Reports to Stockholders

Aberdeen Latin America Equity Fund, Inc.

Semi-Annual Report

June 30, 2013

ASSICURAZIONI GENERALI

Aberdeen

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Return Performance

For the six-month period ended June 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was (14.1)%, assuming reinvestment of dividends and distributions, versus a return of (14.8)% for the Fund’s benchmark, the MSCI Emerging Markets Latin America Index (“MSCI EM Latin America Index”).

Share Price and NAV

For the six-month period ended June 30, 2013, based on market price, the Fund’s total return was (13.4)%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 13.4% over the six months, from $36.24 on December 31, 2012 to $31.37 on June 30, 2013. The Fund’s share price on June 30, 2013 represented a discount of 9.2% to the NAV per share of $34.56 on that date, compared with a discount of 9.9% to the NAV per share of $40.23 on December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended June 30, 2013 and fiscal year ended December 31, 2012, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenlaq.com. From this page, you can view monthly fact sheets and portfolio manager commentary, obtain distribution and performance information, view updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and view other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•  Calling toll free at 1-866-839-5205 in the United States;

•  Emailing InvestorRelations@aberdeen-asset.com;

•  Visiting www.aberdeenlaq.com.

Yours sincerely,

Christian Pittard

President

Aberdeen Latin America Equity Fund, Inc.	1

Report of the Investment Adviser (unaudited)

Market Review

Latin American equities posted losses for the six-month period ended June 30, 2013, underperforming the broader emerging markets asset class for the same period. Mexico posted the smallest decline, whereas Colombia and Peru were the main laggards in the region. The markets began 2013 on a positive note, buoyed by an improving global economic backdrop, receding worries in Europe and relief as U.S. lawmakers forged a last-minute deal to avert the “fiscal cliff.” However, the prospect of the U.S. Federal Reserve starting to reduce its bond purchases sparked a sharp sell-off late in the reporting period. Investor sentiment was further roiled by fears that a credit crunch in China would weaken the country’s demand for resources including copper, Chile’s top export. Brazilian equities came under additional pressure on the back of nationwide protests against corruption and political inefficiency.

Fund Performance Review

Stock selection in Mexico benefited Fund performance for the period, with airport operators Grupo Aeroportuario del Sureste and Grupo Aeroportuario del Centro Norte profiting from an increase in international air travel. Consumer products maker Kimberly Clark de Mexico performed well, outperforming its peers on the back of positive quarterly results. In Brazil, gas station operator Ultrapar was a notable contributor, buoyed by higher margins and continued healthy demand for fuel, while shares of lender Banco Bradesco advanced on improved loan growth and expectations of reduced government intervention in the sector.

Conversely, the broad sell-off in Brazilian equities hurt some of the Fund’s holdings in that market, including retailer Lojas Renner,

cosmetics company Natura, miner Vale and payment-processing services provider Valid. In addition, Vale suffered from lower iron ore prices and uncertainty over the new mining code, while Natura underperformed versus its peers due to fears over domestic demand weakness. Elsewhere, the absence of a position in Mexico-based wireless telecom America Movil detracted from the Fund’s relative performance as shares of the company rebounded after recent price weakness.

Outlook

We maintain a cautious outlook on Latin American equities, as we feel that the markets remain vulnerable to shifts in investor sentiment. The emerging markets sell-off is having a destabilizing effect on currencies. We think that generally gloomy leading manufacturing indicators for key regional economies and weaker commodity prices may further undermine confidence. Despite the short-term uncertainty, we believe that Latin America’s fundamentals remain robust. In our view, regional economies are still in a better fiscal position and offer faster growth than some of their developed counterparts. Volatility, along with favorable valuations, may potentially provide us with opportunities to increase the Fund’s exposure to quality companies whose share prices have lagged. Regardless of market sentiment, we remain committed to our investment strategy of focusing on what we believe are high-quality companies trading at reasonable valuations.

Aberdeen Asset Managers Limited

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Latin America Equity Fund, Inc.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of June 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

The following chart summarizes the composition of the Fund’s portfolio, in sector classification, expressed as a percentage of net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings, by Issuer, as of June 30, 2013.

	Holding	Country	Percent of Net Assets
1.	Vale S.A.	Brazil	8.5%
2.	Banco Bradesco S.A.	Brazil	8.5%
3.	Petroleo Brasileiro S.A.	Brazil	7.6%
4.	Itau Unibanco Holding S.A., PN	Brazil	5.5%
5.	Grupo Financiero Banorte S.A.B. de C.V.	Mexico	4.4%
6.	Ultrapar Participacoes S.A.	Brazil	4.3%
7.	Fomento Economico Mexicano S.A.B. de C.V.	Mexico	4.2%
8.	Tenaris S.A.	Argentina	4.1%
9.	Lojas Renner S.A.	Brazil	3.7%
10.	Cia de Bebidas das Americas	Brazil	3.6%

Aberdeen Latin America Equity Fund, Inc.	3

Average Annual Returns (unaudited)

The following table summarizes Fund performance compared to the MSCI EM Latin America Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.54%	6.02%	0.87%	20.84%
Market Value	2.04%	5.58%	1.07%	21.80%
MSCI EM Latin America Index	(6.97)%	(1.44)%	(4.96)%	18.22%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive a portion of its fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract’s term aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s annual total return is based on the reported NAV on June 30, 2013. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.15%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.13%.

4	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited)

June 30, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—99.0%
ARGENTINA—4.1%
ENERGY EQUIPMENT & SERVICES—4.1%
260,000	Tenaris S.A., ADR (cost $9,665,226)	$10,470,200
BRAZIL—64.7%
BEVERAGES—3.6%
255,366	Cia de Bebidas das Americas	9,400,481
COMMERCIAL BANKS—14.0%
1,602,970	Banco Bradesco S.A.	21,953,868
116,930	Banco Itaú Holding Financeira S.A., PN	1,504,497
966,114	Itau Unibanco Holding S.A., PN, ADR	12,482,193
		35,940,558
COMMERCIAL SERVICES & SUPPLIES—0.9%
154,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	2,222,454
DIVERSIFIED FINANCIAL SERVICES—1.6%
757,563	BM&F Bovespa S.A.	4,158,983
FOOD PRODUCTS—2.0%
235,368	BRF S.A.	5,088,468
HEALTH CARE PROVIDERS & SERVICES—1.3%
831,000	Odontoprev S.A.	3,433,715
MACHINERY—1.2%
251,844	WEG S.A.	3,178,312
METALS & MINING—9.6%
307,800	Bradespar S.A., PN	2,765,765
1,392,359	Vale S.A., ADR	18,309,521
308,117	Vale S.A., PN, ADR	3,746,703
		24,821,989
MULTILINE RETAIL—3.7%
333,096	Lojas Renner S.A.	9,530,037
OIL, GAS & CONSUMABLE FUELS—11.9%
46,000	Petroleo Brasileiro S.A., ADR	617,320
1,292,433	Petroleo Brasileiro S.A., ADR	18,947,068
462,000	Ultrapar Participacoes S.A., ADR	11,060,280
		30,624,668
PERSONAL PRODUCTS—2.7%
319,000	Natura Cosmeticos S.A.	6,970,865
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.6%
393,334	Multiplan Empreendimentos Imobiliarios S.A.	9,183,992
ROAD & RAIL—1.5%
274,050	Localiza Rent a Car S.A.	3,874,909
SOFTWARE—1.1%
175,000	Totvs S.A.	2,724,584
SPECIALTY RETAIL—1.4%
253,000	Cia Hering	3,571,605
TEXTILES, APPAREL & LUXURY GOODS—1.8%
294,667	Arezzo Industria e Comercio S.A.	4,521,656

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio of Investments (unaudited) (continued)

June 30, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES (continued)
BRAZIL (continued)
TOBACCO—1.6%
338,000	Souza Cruz S.A.	$4,173,213
TRANSPORTATION INFRASTRUCTURE—1.2%
289,400	Wilson Sons Limited, BDR	3,177,583
	Total Brazil (cost $151,363,391)	166,598,072
CHILE—7.2%
AIRLINES—0.1%
23,143	Latam Airlines Group S.A.	392,618
BEVERAGES—1.1%
318,000	Embotelladora Andina S.A., PNB	1,845,220
540,000	Viña Concha y Toro S.A.	1,054,980
		2,900,200
CHEMICALS—0.3%
18,800	Sociedad Química y Minera de Chile S.A., PNB	762,287
COMMERCIAL BANKS—1.3%
11,653,724	Banco de Chile	1,681,366
25,113,969	Banco Santander Chile	1,544,752
		3,226,118
ELECTRIC UTILITIES—0.5%
3,780,000	Enersis S.A.	1,245,492
INDUSTRIAL CONGLOMERATES—0.1%
18,518	Antarchile S.A.	273,369
IT SERVICES—0.7%
592,000	Sonda S.A.	1,724,555
MULTILINE RETAIL—0.3%
77,000	S.A.C.I. Falabella	833,579
OIL, GAS & CONSUMABLE FUELS—0.5%
98,000	Empresas COPEC S.A.	1,282,748
PAPER & FOREST PRODUCTS—0.4%
298,570	Empresas CMPC S.A.	920,892
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
692,000	Parque Arauco S.A.	1,511,898
WATER UTILITIES—1.3%
84,144	Inversiones Aguas Metropolitanas S.A., ADR(a)(b)	3,299,572
	Total Chile (cost $11,630,400)	18,373,328
COLOMBIA—3.2%
COMMERCIAL BANKS—1.4%
268,000	Bancolombia S.A.	3,681,769
FOOD & STAPLES RETAILING—1.8%
271,901	Almacenes Exito S.A.	4,527,710
	Total Colombia (cost $7,550,786)	8,209,479

6	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
LATIN AMERICA—0.0%
VENTURE CAPITAL—0.0%
2,541,650	(c)	JP Morgan Latin America Capital Partners, L.P. (cost $890,763)(b)(d)(e)(f)(g)	$82,197
MEXICO—19.8%
BEVERAGES—4.2%
104,402		Fomento Economico Mexicano S.A.B. de C.V., ADR	10,773,242
COMMERCIAL BANKS—4.4%
1,901,000		Grupo Financiero Banorte S.A.B. de C.V.	11,355,429
FOOD & STAPLES RETAILING—4.0%
1,339,000		Organización Soriana S.A.B. de C.V.	5,027,405
1,870,000		Wal-Mart de México S.A.B. de C.V., Series V	5,241,649
			10,269,054
HOUSEHOLD PRODUCTS—2.9%
2,312,000		Kimberly-Clark de Mexico S.A.B. de C.V.	7,583,282
TRANSPORTATION INFRASTRUCTURE—4.3%
202,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR(e)	5,288,360
51,134		Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	5,688,146
			10,976,506
		Total Mexico (cost $24,294,269)	50,957,513
GLOBAL—0.0%
VENTURE CAPITAL—0.0%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $785,672)(b)(d)(e)(f)(g)	94,436
		Total Long-Term Equity Securities (cost $206,180,507)	254,785,225
Principal Amount (000’s)

SHORT-TERM INVESTMENT—0.8%
GRAND CAYMAN—0.8%
$2,124		Wells Fargo, overnight deposit, 3.00%, 07/01/13 (cost $2,124,000)	2,124,000
		Total Investments—99.8% (cost $208,304,507)	256,909,225
		Cash and Other Assets in Excess of Liabilities—0.2%	492,099
		Net Assets—100.0%	$257,401,324

(a)	SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”
(b)	Illiquid Security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable.
(e)	Non-income producing security.
(f)

Security was fair valued as of June 30, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. See Note 2 of the accompanying Notes to Financial Statements.

(g)	As of June 30, 2013, the aggregate amount of open commitments for the Fund is $775,044.

ADR	American Depositary Receipts.
BDR	Brazilian Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of June 30, 2013

Assets
Investments, at value (Cost $208,304,507)	$256,909,225
Cash (including $868,021 of foreign currencies with a cost of $978,715)	866,520
Dividends receivable	674,336
Reimbursement receivable and other assets	11,700
Total assets	258,461,781

Liabilities
Investment advisory fees payable (Note 3)	579,200
Directors’ fees payable	54,627
Administration fees payable (Note 3)	40,579
Investor relations fees payable (Note 3)	19,423
Chilean repatriation taxes (Note 2)	205,739
Accrued expenses and other liabilities	160,889
Total liabilities	1,060,457

Net Assets	$257,401,324

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$ 7,449
Paid-in capital	185,585,048
Undistributed net investment income	1,130,597
Accumulated net realized gain on investments and foreign currency related transactions	22,043,095
Net unrealized appreciation on investments and foreign currency translation	48,635,135
Net Assets applicable to shares outstanding	$257,401,324
Net asset value per share, based on 7,448,517 shares issued and outstanding	$ 34.56

See Notes to Financial Statements.

8	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2013

Investment Income
Income:
Dividends and other income	$ 5,040,780
Less: Foreign taxes withheld	(365,754)
Total investment income	4,675,026
Expenses:
Investment advisory fees (Note 3)	1,205,334
Custodian’s fees and expenses	106,296
Directors’ fees and expenses	85,835
Administration fees (Note 3)	85,471
Legal fees and expenses	43,485
Investor relations fees and expenses (Note 3)	37,460
Insurance expense	31,650
Independent auditor’s fees and expenses	31,480
Reports to shareholders and proxy solicitation	30,638
Transfer agent’s fees and expenses	11,745
Miscellaneous	15,453
Chilean repatriation taxes (Note 2)	24,134
Total expenses	1,708,981
Less: Fee waivers and reimbursements (Note 3)	(28,288)
Net expenses	1,680,693

Net investment income	2,994,333
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	11,077,754
Foreign currency transactions	(179,700)
Net change in unrealized depreciation of investments and foreign currency translation (includes $(2,190) of Chilean taxes) (Note 2)	(56,066,030)
Net realized and unrealized loss on investments and foreign currency transactions	(45,167,976)
Net Decrease in Net Assets Resulting from Operations	$ (42,173,643)

*   Includes realized gain distributions from underlying venture capital investments of $4,644.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,994,333	$ 4,122,294
Net realized gain on investments and foreign currency related transactions	10,898,054	19,475,147
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(56,066,030)	40,491,565
Net increase/(decrease) in net assets resulting from operations	(42,173,643)	64,089,006
Dividends and distributions to shareholders from:
Net investment income	–	(3,045,103)
Net realized gain on investments	–	(8,973,824)
Total dividends and distributions to shareholders	–	(12,018,927)
Total increase/(decrease) in net assets resulting from operations	(42,173,643)	52,070,079
Net Assets
Beginning of period	299,574,967	247,504,888
End of period*	$257,401,324	$299,574,967

*                   Includes undistributed net investment income of $1,130,597 and distributions in excess of net investment income of $(1,863,737), respectively.

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2013 (unaudited)

			For the Fiscal Years Ended December 31,
			2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of period	$40.22		$33.23	$41.95	$43.41	$21.26	$53.19
Net investment income	0.23		0.55	0.71	0.44	0.58	0.55
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(5.89)		8.05	(7.44)	8.19	22.54	(28.97)
Net increase/(decrease) in net assets resulting from operations	(5.66)		8.60	(6.73)	8.63	23.12	(28.42)
Dividends and distributions to shareholders:
Net investment income	–		(0.41)	(0.65)	(0.47)	(1.00)	(0.45)
Net realized gain	–		(1.20)	(1.34)	(9.62)	–	(3.15)
Total dividends and distributions to shareholders	–		(1.61)	(1.99)	(10.09)	(1.00)	(3.60)
Anti-dilutive impact due to capital shares tendered	–		–	–	–	0.03	0.09
Net asset value, end of period	$34.56		$40.22	$33.23	$41.95	$43.41	$21.26
Market value, end of period	$31.37		$36.24	$30.10	$38.72	$39.42	$18.29

Total Investment Return Based on:(b)
Market value	(13.43%	)	25.53%	(17.47% )	24.75%	120.93%	(54.99% )
Net asset value	(14.07%	)	26.20% (d)	(15.90% )	22.74%	109.30%	(53.46% )

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$257,401		$299,575	$247,505	$312,472	$265,101	$131,298
Average net assets (000 omitted)	$298,832		$277,904	$291,612	$268,440	$194,682	$280,540
Ratio of expenses to average net assets, net of fee waivers(c)	1.13%	(e)	1.16%	1.18%	1.35%	1.28%	1.19%
Ratio of expenses to average net assets, excluding fee waivers(c)	1.15%	(e)	1.18%	1.18%	1.35%	1.28%	1.20%
Ratio of expenses to average net assets, excluding fee waivers and taxes	1.12%	(e)	1.14%	1.16%	1.27%	1.21%	1.18%
Ratio of net investment income to average net assets	2.02%	(e)	1.48%	1.82%	1.03%	1.84%	1.24%
Portfolio turnover rate	11.70%	(f)	16.47%	11.93%	7.52%	75.70%	16.55%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Ratios include the effect of Chilean taxes.
(d)	The total return includes the impact of financial statements adjustments of the NAV per share.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Notes to Financial Statements (unaudited)

June 30, 2013

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time,” subject to application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time markets close and the time the Fund values such foreign securities. When the prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These valuation factors are based on inputs, such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a valuation factor is determined as a Level 2 investment. When no valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available, or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy

12	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 06/30/2013
Long Term Investments
Venture Capital	$–	$–	$176,633	$176,633
Water Utilities	–	3,299,572	–	3,299,572
Other	251,309,020	–	–	251,309,020
Short-Term Investments	–	2,124,000	–	2,124,000
Total	$251,309,020	$5,423,572	$176,633	$256,909,225

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the six-month period ended June 30, 2013, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 06/30/13	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$176,633	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/2013
Venture Capital	$185,775	$–	$–	$(9,142)	$0	$0	$–	$–	$176,633
Total	$185,775	$–	$–	$(9,142)	$0	$0	$–	$–	$176,633

Change in unrealized appreciation/depreciation relating to Level 3 investments still held at June 30, 2013 is $(9,142).

Aberdeen Latin America Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)   market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)   purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within certain Latin America countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income and realized gains generated from Chilean securities with no Chilean market presence. For the six-month period ended June 30, 2013, the Fund incurred $24,134 of such expenses.The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the prior four years up to the year ended December 31, 2012 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. Effective March 6, 2013, AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the six-month period ended June 30, 2013, AAML earned $1,205,334 for advisory services, of which AAML waived $28,288.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets, with a monthly minimum of $2,500. For the six-month period ended June 30, 2013, BBH & Co. earned $21,511 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”) serves as the Fund’s Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six-month period ended June 30, 2013, the administration fees and accounting fees earned by AFCE from the Fund amounted to $59,023 and $4,937, respectively.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, provides investor relations services to the Fund and certain other funds advised by AAML or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six-month period ended June 30, 2013, the Fund paid fees of approximately $37,212 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2013, there was no retainer paid to the Directors and therefore were no shares purchased pursuant to the Directors compensation plan. As of June 30, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six-month period ended June 30, 2013, Fund purchases and sales of securities, other than short-term investments, were $34,395,799 and $44,063,002, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2013, the Fund had 7,448,517 shares issued and outstanding.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/13	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	$785,672	$94,436	0.03	$2,583,377	$262,708
JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 07/13/12	890,763	82,197	0.03	2,624,623	512,336
Total		$1,676,435	$176,633	0.06	$5,208,000	$775,044

The Fund may incur certain costs in connection with the disposition of the above two securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2013, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amountsrepatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2013

expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries. These events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

At June 30, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $208,304,507 $77,681,582 $(29,076,864) and $48,604,718, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2013.

Aberdeen Latin America Equity Fund, Inc.	17

Proxy Voting Information (unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 14, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To elect one Class I director to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Martin M. Torino	3,557,297	2,149,118

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, Lawrence J. Fox and Steven N. Rappaport.

18	Aberdeen Latin America Equity Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

U.S. Administrator & Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Chilean Administrator

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero

Av. Apoquindo 3721, Piso 19

Las Condes

Santiago, Chile

Shareholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2013, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenlaq.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•   Calling us toll free at 1-866-839-5205 in the U.S.

•   E-mailing us at InvestorRelations@aberdeen-asset.com

•   Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Telephone: 800 522 5465 aberdeen-asset.us/cef

Item 2 –  Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 –  Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 –  Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –  Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 –  Investments.

(a)  Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)  This item is inapplicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on March 8, 2013.

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1 through January 31, 2013	0	0	0	345,575
February 1 through February 28, 2013	0	0	0	345,575
March 1 through March 31, 2013	0	0	0	345,575
April 1 through April 30, 2013	0	0	0	345,575
May 1 through May 31, 2013	0	0	0	345,575
June 1 through June 30, 2013	0	0	0	345,575
Total	0	0	0	-

1  The plan was announced on November 16, 2007.    The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)           There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin American Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin American Equity Fund, Inc.

Date:	September 6, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	September 6, 2013

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications